UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 8, 2006
DIAMOND FOODS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51439	20-2556965
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1050 S. Diamond Street
Stockton, California	95205
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (209) 467-6000
N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement
Effective August 8, 2006, Diamond Foods, Inc. (the “Company”) entered into an amendment (the “Amendment”) of the Credit Agreement (the “Credit Agreement”), dated December 2, 2004, between the Company and Bank of the West. Prior to the Amendment, the Credit Agreement provided a line of credit of up to $32.5 million. The Amendment increases the line of credit to $52.5 million. The Amendment also extends the term of the Credit Agreement from January 15, 2007 to January 15, 2008.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.01 to this Current Report and is incorporated by reference herein.
Item 9.01.     Financial Statements and Exhibits
(c)  Exhibits.

Exhibit	Description

10.01	Amendment to Credit Agreement

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND FOODS, INC.
Date: August 8, 2006	By:	/s/ Seth Halio
		Name:	Seth Halio
		Title:	Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.01	Amendment to Credit Agreement

4